SUMMARY PROSPECTUS May 1, 2026

AB Variable Products Series Fund, Inc.

Balanced Hedged Allocation Portfolio—Class B

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2026, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Portfolio’s Prospectus, reports to shareholders and other information about the Portfolio, go to www.abfunds.com/go/prospectus, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any insurance company that offers shares of the Portfolio.

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and Examples below do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses in the Annual Portfolio Operating Expenses table and Examples below.

Shareholder Fees (fees paid directly from your investment)

N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%

Distribution (12b-1) Fees	0.25%

Other Expenses:
Transfer Agent	0.00%	(a)
Other Expenses	0.24%

Total Other Expenses	0.24%

Acquired Fund Fees and Expenses	0.05%

Total Annual Portfolio Operating Expenses	0.99%

Fee Waiver and/or Expense Reimbursement(b)	(0.01)%

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%

(a)	Amount is less than 0.01%.

(b)

In connection with the Portfolio’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Portfolio and/or reimburse other expenses of the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. The agreement will remain in effect until May 1, 2027 and may only be terminated or changed with the consent of the Portfolio’s Board of Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$100

After 3 Years	$314

After 5 Years	$546

After 10 Years	$1,212

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) that is designed as a solution for investors who seek exposure to equity returns but also want the risk diversification offered by fixed-income securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio also utilizes a risk management portfolio intended to enhance the risk-adjusted return of the Portfolio (the “Risk Management Component”). A portfolio’s return is enhanced on a risk-adjusted basis when the portfolio achieves lower volatility with similar returns, or higher returns at similar volatility, compared to its benchmark. Both Components are actively managed by the Adviser as an integrated whole.

With respect to the Balanced Component, the Portfolio typically invests in shares of exchange-traded funds, or ETFs, most or all of which are passively managed; in exchange traded derivatives; and directly in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. Through its investments, the Portfolio gains exposure to various domestic and foreign markets, regions and countries, including emerging markets. The Portfolio normally invests at least 25% of its assets in equity investments, primarily consisting of but not limited to ETFs. The Portfolio normally invests at least 25% of its assets in U.S. fixed-income investments, primarily consisting of but not limited to U.S. bond ETFs and U.S. Government securities, including Treasury Inflation-Protected Securities. The Portfolio’s fixed-income exposure consists primarily of investment-grade debt and may from time to time include lower-rated debt (“junk bonds”). The Portfolio may also seek exposure to real assets by investing in real estate-related ETFs. The Portfolio uses derivatives to gain access to or adjust its equity and fixed-income exposures.

With respect to the Risk Management Component, the Adviser seeks to enhance the risk-adjusted return of the Portfolio, attempting to enhance market exposure in rising markets and reduce risk in downturns. The Adviser employs a variety of risk management techniques in its strategy, primarily using derivative instruments. The Adviser attempts to stabilize current returns of the Portfolio by using techniques designed to limit the downside exposure of the Portfolio during periods of market declines, to add market exposure to the Portfolio during periods of normal or rising markets, and to reduce the volatility of the Portfolio. The Adviser uses risk management techniques designed to protect the Portfolio’s ability to generate future income. These techniques may use strategies including options (involving the purchase and/or writing of various combinations of call and/or put index options, and also may include options on individual securities) and futures contracts (including futures contracts on stock indices and U.S. Treasuries).

Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposures than making direct investments. The derivative instruments may include “long” and “short” positions in futures, options and swap contracts. The Portfolio may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted below, may use currency derivatives to hedge or add foreign currency exposure. The Risk Management Component may also include “long” and “short” positions in U.S. Government securities and cash instruments.

The Adviser may employ currency hedging strategies in the Portfolio, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so.

The Adviser considers a variety of factors in determining whether to sell a security, including changes in market conditions and changes in prospects for the security.

PRINCIPAL RISKS:

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Market Risk: The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or conflicts, any of which can affect large portions of the securities markets. It includes the risk that a particular style of investing may underperform the market generally.

•

Allocation Risk: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value when one of these investment strategies is performing more poorly than others.

•

ETF Risk: ETFs are investment companies and are subject to market and selection risk. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•

Emerging Market Risk: Investments in emerging market countries may involve more risks than investments in other foreign countries because the markets are less developed, less liquid and are subject to increased potential for market manipulation and increased economic, political, regulatory or other uncertainties.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and management risk. In addition, shareholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies in which the Portfolio invests (to the extent these expenses are not waived or reimbursed by the Adviser).

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Portfolio performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

•

Below Investment Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

•

Leverage Risk: Some of the ETFs in which the Portfolio invests are subject to leverage risk, which exposes the Portfolio to such risk. To the extent a fund uses leveraging techniques or invests in other funds that use such techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the fund’s investments.

•

Real Assets Risk: The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Portfolio’s losses.

•

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•

how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index and an additional index that more closely reflects the types of securities in which the Portfolio invests.

The performance information does not take into account separate account charges. If separate account charges were included, an investor’s return would be lower. The Portfolio’s past performance, of course, does not necessarily indicate how it will perform in the future.

Effective May 1, 2022, the Portfolio made certain changes to its principal strategies, including the modification of the strategies to invest in ETFs, most or all of which are passively managed; reduce allocations to international securities; add the Risk Management Component; and eliminate the targets for allocation of investments in natural resource equity securities and inflation sensitive equity securities. In addition, effective May 1, 2018, the Portfolio amended its principal strategies by eliminating the static targets for allocation of investments among asset classes, changing the securities selection strategies used for the equity portion of the Portfolio, and broadening the types of real asset securities in which the Portfolio invests. In light of these changes, the performance shown below for periods prior to May 1, 2022 is based on the Portfolio’s prior principal strategies and may not be representative of the Portfolio’s performance under its current principal strategies.

Bar Chart

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 13.79%, 2nd quarter, 2020; and Worst Quarter was down -16.73%, 1st quarter, 2020.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Portfolio	17.36%	5.64%	6.74%
MSCI AC World Index (net) (reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-U.S. withholding taxes)	22.34%	11.19%	11.72%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	2.01%

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Alexander Barenboym	Since May 2026	Senior Vice President of the Adviser

Joshua Lisser	Since May 2026	Senior Vice President of the Adviser

Benjamin Sklar	Since May 2026	Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio offers its shares through the separate accounts of participating life insurance companies (“Insurers”). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on the purchase and sale of the Portfolio’s shares.

TAX INFORMATION

The Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of the Portfolio. See the prospectus of the separate account of the Insurer for U.S. federal income tax information.

PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.